Exhibit 10.1

WAIVER OF REGISTRATION RIGHTS

This Waiver of Registration Rights is entered into as of August 4, 2022 by and between Freight Technologies, Inc. (f/k/a Hudson Capital Inc.), a British Virgin Island company (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, the Company is obligated to register certain Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement as of July 12, 2022, the “Agreement”) in a registration statement covering the resale such Registrable Securities (the “Registration Statement”); and

WHEREAS, the undersigned Purchasers desire to waive their registration rights and any and all notice requirements under the Registration Statement in order to preserve for the Company maximum flexibility in meeting the Company’s financial and other needs in connection with offerings that may be undertaken by the Company.

NOW, THEREFORE, upon the execution of this Waiver of Registration Rights by the Company and the undersigned Purchasers, and pursuant to Sections 6(e) and 6(f) of the Agreement, the undersigned Purchasers hereby waive the registration rights and any and all notice requirements under the Agreement in the Registration Statement in connection with the securities set forth under each of their names below.

This Waiver of Registration Rights shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

IN WITNESS WHEREOF, the parties have executed this Waiver of Registration Rights effective as of the date first above written.

By:	Freight Technologies, Inc.

/s/ Paul Freudenthaler
Name:	Paul Freudenthalier
Title:	CFO

By:	ATW Opportunities Master Fund, L.P.

/s/ Antonio Ruiz
Name:	Antonio Ruiz
Title:	MP

Ordinary Shares: 581,818
Ordinary Shares underlying Series A4 Preferred Shares: 456,710
Ordinary Shares underlying Series B Preferred Shares: 25,617,220
Ordinary Shares underlying Series A Warrant: 671,879
Ordinary Shares underlying Series B Warrant: 395,652
Ordinary Shares underlying Series C Warrant: 1,317,587
Ordinary Shares underlying Series D Warrant: 3,048,838

By:	ATW Master Fund II, L.P.

/s/ Antonio Ruiz
Name:	Antonio Ruiz
Title:	MP

Ordinary Shares underlying Series A1A Preferred Shares: 3,255,983
Ordinary Shares underlying Series A2 Preferred Shares: 1,071,537
Ordinary Shares underlying Series A4 Preferred Shares: 67,806
Ordinary Shares underlying Series B Preferred Shares: 2,113,154
Ordinary Shares underlying Series C Warrant: 195,946
Ordinary Shares underlying Series D Warrant: 252,298

By:	ATW Partners Opportunities Management, LLC

/s/ Antonio Ruiz
Name:	Antonio Ruiz
Title:	MP

Ordinary Shares underlying Series A2 Preferred Shares: 984,780

By:	Chardan Capital Markets LLC

/s/ Steve Urbach
Name:	Steve Urbach
Title:	CEO

Ordinary Shares underlying Series B Preferred Shares: 4,142,857
Ordinary Shares underlying Series A Warrant: 878,788